EXHIBIT 10.3

CONTRIBUTION AND EXCHANGE AGREEMENT

THIS CONTRIBUTION AND EXCHANGE AGREEMENT (this "Agreement") is dated as of November 29, 2021 (the "Effective Date"), by and between Adam Harmon ("Harmon") and Salona Global Medical Device Corporation, a corporation existing under the laws of British Columbia, Canada ("Pubco").

RECITALS

WHEREAS, Harmon is a party to that certain that certain Limited Liability Company Agreement of even date herewith, a copy of which is attached hereto and incorporated by reference hereby as Exhibit A to this Agreement (the "LLC Agreement").  Capitalized terms not otherwise defined in this Agreement shall have the respective meanings specified in the LLC Agreement.

WHEREAS, pursuant to the LLC Agreement, Harmon was issued Class B Units and Class C Units, respectively;

WHEREAS, from time to time, in accordance with and expressly subject to compliance with the Exchange Rights contained in the LLC Agreement, the Class B Member and the Class C Member may exchange their Class B Units and Class C Units, respectively, as a contribution to the capital of Pubco in exchange for the Pubco Special Shares (as defined below), the rights, privileges, restrictions and conditions of which Pubco Special Shares are as set forth on Exhibit B to this Agreement, and, following such election, Pubco shall accept such contribution from the Class B Member and the Class C Member, as the case may be, upon the terms and subject to the conditions of this Agreement;

WHEREAS, in accordance with and expressly subject to compliance with the Exchange Rights, Pubco will issue Class "A" non-voting common shares in the capital of Pubco (the "Pubco Special Shares"), to the Class B Member and the Class C Member, respectively, in exchange for the contribution by each of the Class B Units and the Class C Units;

WHEREAS, the Pubco Special Shares shall have the same attributes as the common shares in the capital of Pubco that are currently listed for trading on the TSX Venture Exchange (the "Listed Shares"), except that the Pubco Special Shares will not carry the right to vote and shall be convertible, subject to certain terms and conditions, into Listed Shares on a one for one basis ("Conversion"), the terms and provisions of which Listed Shares are set out in Exhibit A hereto; and

WHEREAS, the Conversion of the Pubco Special Shares into Listed Shares shall be subject to the conversion limitations contained in this Agreement and the LLC Agreement;

NOW, THEREFORE, in consideration of the foregoing premises and the respective representations, warranties, covenants and agreements contained herein, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. Contribution of the Class B Units and Class C Units.

(a) At any time and from time to time in accordance with and expressly subject to compliance with the Exchange Rights, the Class B Member and the Class C Member  may, at his, her or its option, contribute the Class B Units and the Class C Units, respectively, to Pubco and, upon such election, Pubco shall accept from the Class B Member and the Class C Member such Class B Units and Class C Units as are contributed (the "Contribution").  The Contribution shall occur within three (3) business days following the receipt of the Exchange Notice by the Pubco (the "Contribution Date").

(b) Pubco may, in its discretion, require that a Contribution of all or a portion of a Class B Member's or Class C Member's Pubco Special Shares to be made:

(i) If either a Class B Member or Class C Member holds Pubco Special Shares on or following the Expiration Date; or

(ii) upon the occurrence of a Change of Control.

(c) No fractional Pubco Special Shares will be issued in connection with a Contribution and all issuances of Pubco Special Shares will be rounded down to the nearest whole share.

2. Investment Representations. Each Class B Member and Class C Member makes the following representations, warranties, acknowledgments and agreements to Pubco, jointly and severally, as a material inducement to  Pubco's consummation of the transactions contemplated hereby as of the date of this Agreement:

(a) On the Effective Date, the Class B Member and Class C Member will not be under any binding obligation or other commitment, arrangement or understanding to sell, transfer or otherwise dispose of any portion of the Pubco Special Shares to any other person, nor does the Class B Member or the Class C Member have any current plan, intention or agreement to sell, transfer or otherwise dispose of any portion of the Pubco Special Shares to any other person.

(b) Each of the Class B Member and the Class C Member is acquiring the Pubco Special Shares for investment for his or her own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof. Such Class B Member and Class C Member understands that the Pubco Special Shares have not been, and will not be, registered under the Securities Act of 1933, as amended, by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of such Class B Member's and Class C Member's representations as expressed herein. Each of the Class B Member and Class C Member is an "accredited investor" as such term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933.

(c) Each of the Class B Member and the Class C Member further acknowledges and agrees that the ability to dispose of the Pubco Special Shares may be subject to certain restrictions contained in the articles and other constating documents of Pubco. Such Class B Member and Class C Member recognizes that there will not be any public trading market for the Pubco Special Shares and, as a result, each of the Class B Member and the Class C Member may be unable to sell or dispose of the Pubco Special Shares. Each of the Class B Member and the Class C Member further acknowledges and agrees that Pubco shall have no obligation to register the Pubco Special Shares or listing them for trading.

(d) Each of the Class B Member and the Class C Member has had the opportunity to consult his, her or its own tax advisors with respect to the tax consequences to him, her or it of the transfer, receipt and ownership of the Pubco Special Shares, including the tax consequences under the tax laws of any state, local, U.S. federal or non-U.S. jurisdiction and the possible effects of changes in such tax laws. Each of the Class B Member and the Class C Member acknowledges that none of Pubco or its subsidiaries or affiliates or any of their successors, beneficiaries, and assigns or their past and present directors, managers, shareholders, members, partners, officers, employees, and agents (including, without limitation, their attorneys) makes or has made any representations or warranties to such Class B Member or Class C Member regarding the tax consequences to such Class B Member or Class C Member of the transfer, receipt or ownership of the Pubco Special Shares, including the tax consequences under the tax laws of any state, local, U.S. federal or non-U.S. jurisdiction and the possible effects of changes in such tax laws. Nothing in this Section 2(d) shall limit the liability of the parties hereto in connection with any breach of the provisions of this Agreement.

(e) Each of the Class B Member and the Class C Member is aware that the Pubco Special Shares will not be listed or quoted on any exchange or market and on any other exchange, and the Class B Member and the Class C Member acknowledges and agrees that Pubco has no obligation to list the Pubco Special Shares on any exchange or market.

(f) Each of the Class B Member and the Class C Member acknowledges that (i) Pubco has made available information concerning Pubco sufficient for such Class B Member and Class C Member to make an informed decision regarding an investment in Pubco and an opportunity to ask questions and receive answers concerning the Pubco Special Shares, and (ii) Pubco has made available the opportunity to obtain any additional information that Pubco possesses or can acquire without unreasonable effort or expense deemed necessary by such Class B Member and Class C Member to verify the accuracy of the information provided, and such Class B Member and Class C Member has received all such additional information requested.

(g) Each of the Class B Member and Class C Member is the legal and beneficial owner of the Class B Units and Class C Units, respectively, free and clear of any liens, and upon the delivery of such Class B Units and Class C Units, Pubco shall acquire good and valid title to the Class B Units and Class C Units, free and clear of all liens (other than restrictions on transfer under applicable federal and state securities laws and liens or encumbrances created by or imposed by Pubco). Other than as a result of the transactions contemplated by this Agreement and except as set forth in the articles and constating documents of Pubco, each of the Class B Member and Class C Member does not directly or indirectly own or have any right to acquire any units, membership interests, equity securities, options, warrants, convertible or exchangeable securities, subscriptions, rights (including any preemptive rights), calls or commitments of any character whatsoever relating to the equity securities of, or other equity, ownership or voting interest in, Pubco.

(h) Each of the Class B Member and the Class C Member acknowledges that none of Pubco or any of its officers, directors, managers, shareholders, members, partners, representatives or affiliates has given him, her or it any investment advice, credit information, or opinion on whether the exchange of the Class B Units and Class C Units for the Pubco Special Shares is prudent. Neither the Class B Member nor the Class C Member has relied on Pubco to furnish or make available any documents or other information regarding the credit, affairs, financial condition or business of Pubco, or any other matter concerning Pubco. Except as set forth herein, each of the Class B Member and the Class C Member acknowledges that none of Pubco or any of its officers, directors, managers, shareholders, members, partners, representatives or affiliates has made any representation or warranty to him, her or it.

3. Bring-Down Certificate. Prior to any Contribution being made, Pubco will have received a certificate executed by each of the Class B Member and the Class C Member in respect of which such Contribution is to be made, confirming (a) the accuracy of its representations and warranties set out in Section 2 hereof as of the Effective Date and as of the Contribution Date, and (b) the performance of and compliance with all covenants and obligations to be performed or complied with by each of the Class B Member and the Class C Member at or prior to the Contribution Date in accordance with this Agreement.

4. Acknowledgements of the Class B Member and the Class C Member. Each of the Class B Member and the Class C Member further acknowledges and agrees as follows:

(a) The certificates representing the Pubco Special Shares or the Listed Shares issued on Conversion thereof, as applicable, (and any replacement certificate issued prior to the expiration of the applicable hold periods), or ownership statements issued under a direct registration system or other electronic book-based or book-entry system, will bear the following legends:

(i) a legend, only in respect of the Pubco Special Shares, as follows:

"THE TRANSFER IS ALSO RESTRICTED PURSUANT TO A CONTRIBUTION AND EXCHANGE AGREEMENT DATED NOVEMBER 29, 2021, BETWEEN THE HOLDER AND THE ISSUER."

(ii) a legend in accordance with applicable securities laws of the United States, if required:

"THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT") OR ANY STATE SECURITIES LAWS, AND MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE ISSUER (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATIONS UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH LOCAL LAWS AND REGULATIONS, (C) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE U.S. SECURITIES ACT AND IS AVAILABLE FOR RESALE OF THE SECURITIES, OR (D) IN COMPLIANCE WITH ANY OTHER EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT, INCLUDING RULE 144 OR RULE 144A THEREUNDER, IF AVAILABLE, AND, IN EACH CASE, IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS. THE HOLDER FURTHER UNDERSTANDS AND AGREES THAT IN THE EVENT OF A TRANSFER."

(b) No person has made any written or oral representations: (i) that any person will resell or repurchase the Pubco Special Shares or the Listed Shares; or (ii) as to the future price or value of the Pubco Special Shares or the Listed Shares or the ability to sell or transfer any such Pubco Special Shares or Listed Shares, as applicable.

(c) Neither the Class B Member nor the Class C Member shall sell, assign, transfer or convey or cause to be sold, assigned, transferred or conveyed any Class B Units or Class C Units, other than to Pubco in accordance with the terms hereof.

(d) In completing the Contribution, each of the Class B Member and the Class C Member have relied solely upon this Agreement and publicly available information relating to Pubco, not upon any verbal or written representation as to any fact or otherwise made by or on behalf of Pubco or any affiliate, associate or representative thereof or any other person associated therewith. No "Offering Memorandum" for purposes of the Securities Act (British Columbia) has been delivered to either the Class B Member or the Class C Member in connection with the transactions contemplated herein.

(e) Each of the Class B Member and the Class C Member is solely responsible for obtaining such legal advice and tax advice as it considers appropriate in connection with the execution, delivery and performance by it of this Agreement and the completion of the transactions contemplated hereby.

(f) Each of the Class B Member and the Class C Member hereby consents to the collection, use and disclosure by Pubco and any other of its authorized representatives of the Class B Member's and Class C Member's personal information set forth herein ("Personal Information") to enable Pubco to fulfill their respective regulatory and reporting requirements and recognizes that this disclosure may result in the disclosure of some or all of the Personal Information becoming public information and, without limiting the foregoing, consents to the disclosure of such Personal Information to Pubco and any of their respective authorized representatives; securities commissions and/or other regulatory agencies in any jurisdiction in which the rules and requirements of such body may require such reporting; stock exchanges; publication on the SEDAR website; or as may be required or permitted by law.

(g) Each of the Class B Member and Class C Member hereby acknowledges, agrees and consents to: (a) the disclosure of Personal Information to Pubco, a stock exchange or any relevant securities commission or other regulatory authority; and (b) the collection, use and disclosure of Personal Information by Pubco for corporate finance and shareholder communication purposes or such other purposes as are necessary for Pubco's business. Each of the Class B Member and Class C Member hereby acknowledges and consents to the collection, use, and disclosure of Personal Information by the provincial securities commissions in Canada (to the extent applicable), including the publishing or otherwise making available to the public Personal Information including, for individuals, their name, number and type of securities purchased, the purchase price therefor, and their insider or registrant status, if applicable, and if the Class B Member and/or Class C Member is a non-individual, the above information and their address, contact person name and telephone number and the exemption relied upon.

(h) In order to permit Pubco to comply with the requirements of the Personal Information Protection and Electronic Documents Act (Canada) ("PIPEDA"), each of the Class B Member and Class C Member expressly consents to the disclosure by Pubco in any submission or filing that Pubco may be required to make with any applicable regulatory authority or stock exchange of any Personal Information.

(i) Each of the Class B Member and the Class C Member hereby acknowledges and agrees that he/she/it (i) has been notified by Pubco of the delivery to the securities regulatory authority, regulator or stock exchange of the Personal Information, that the Personal Information is being collected by the securities regulatory authority, regulator or stock exchange under the authority granted in securities legislation and by its policies, as applicable, and that the Personal Information is being collected for the purposes of the administration and enforcement of the securities legislation of the local jurisdiction, and (ii) has authorized the indirect collection of the Personal Information by the regulatory authority, regulator or stock exchange.

(j) The Personal Information will not be placed on the public file of any securities regulatory authority, regulator or stock exchange. However, freedom of information legislation may require the securities regulatory authority, regulator or stock exchange to make this information available if requested.

(k) Each of the Class B Member and the Class C Member hereby acknowledges and agrees that he/she/it is subject to the limitation set forth in the LLC Agreement and this Agreement and further, neither the Class B Member nor the Class C Member may, directly or indirectly through one or more affiliates, hold more than Five Hundred Thousand (500,000) shares of Listed Shares (as adjusted for stock splits, stock combinations, recapitalizations and similar events) at any time.

5. Survival. The representations, warranties and covenants contained in this Agreement shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

6. Further Assurances. Each of the Class B Member and the Class C Member and Pubco agree to execute such documents and other instruments and take such further actions as may reasonably be required or desirable to carry out the provisions hereof and consummate the transactions contemplated by this Agreement. Upon the terms and subject to the conditions hereof, each of the Class B Member and the Class C Member and Pubco shall use their respective commercially reasonable efforts to take or cause to be taken all actions, and to do or cause to be done all other things, necessary, proper or advisable to consummate the transactions contemplated by this Agreement as promptly as practicable.

7. Amendments and Waivers. No addition or modification to this Agreement shall be valid unless made by written amendment signed by the parties hereto. No failure or delay by any party in exercising any right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

8. Successors and Assigns. All of the terms and provisions of this Agreement shall inure to the benefit of and be binding upon the parties and their respective successors and permitted assigns.

9. Governing Law. This Agreement and any related dispute shall be governed by and interpreted and enforced in accordance with the laws of the State of Delaware, without giving effect to any choice of law or conflict of laws rules or provisions that would cause the application of the laws of any jurisdiction other than the State of Delaware.

10. Counterparts. This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement and each other agreement or instrument entered into in connection herewith or contemplated hereby, and any amendments hereto, to the extent signed and delivered by means of a facsimile machine, electronic transmission of a .tiff, .pdf, JPEG or similar file, shall be treated in all manner and respects and for all purposes as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto shall re-execute original forms thereof and deliver them to all other parties, except that the failure of any party to comply with such a request shall not render this Agreement invalid or unenforceable. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine, electronic transmission of a .tiff, .pdf, JPEG or similar file, to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine, electronic transmission of a .tiff, .pdf, JPEG or similar file, as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

11. No Inducement. Each of the Class B Member and the Class C Member hereby represents and warrants that he, she or it has not been induced to agree to and execute this Agreement by any statement, act or representation of any kind or character by anyone, except as contained herein. Each of the Class B Member and the Class C Member further represents that he, she or it has fully reviewed this Agreement and has full knowledge of its terms, and executes this Agreement of his, her or its own choice and free will, after having received the advice of its attorney(s) and financial and tax advisor(s).

12. Notice. Notices to be provided pursuant to this Agreement shall be given in accordance with the terms of the LLC Agreement.

[Signature page follows]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective authorized officers as of the date first above written.

SALONA GLOBAL MEDICAL DEVICE CORPORATION

By:	/s/ Les Cross
Name: Les Cross
Its: President

/s/ Adam Harmon
Adam Harmon

[Signature page to Contribution and Exchange Agreement]

EXHIBIT A

LIMITED LIABILITY COMPANY AGREEMENT

OF

ALG HEALTH PLUS, LLC

EXHIBIT B

RIGHTS, PRIVILEGES, RESTRICTIONS AND CONDITIONS

ATTACHING TO THE COMPANY SHARES

1. COMMON SHARES.  Subject to the rights of any class of shares that are expressed to rank prior to them, the common shares (the "Common Shares") will have the following rights, privileges, restrictions and conditions:

(a) Voting.  The holders of the Common Shares will be entitled to receive notice of, attend and vote at all meetings of shareholders, except meetings at which only holders of a specified class of shares are entitled to vote.  Each Common Share will entitle its holder to one (1) vote.

(b) Dividends.  The holders of Common Shares shall be entitled to receive such dividends payable in cash or property of the Company as may be declared thereon by the directors from time to time. The directors may declare no dividend payable in cash or property on the Common Shares unless the directors simultaneously declare a dividend payable in cash or property on the Class "A" Shares, in an amount per Class "A" Share equal to the amount of the dividend declared per Common Share.

(c) Liquidation.  In the event of the liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, or in the event of any other distribution of assets of the Company to its shareholders for the purposes of winding up its affairs, the holders of the Common Shares shall be entitled to participate pari passu with the holders of Class "A" non-voting Common Shares, with the amount of such distribution per Common Share equal to the amount of such distribution per Class "A" Share.

(d) Subdivision or Consolidation. The Common Shares shall not be consolidated or subdivided unless the Class "A" Shares  are simultaneously consolidated or subdivided utilizing the same divisor or multiplier.

2.  CLASS "A" NON-VOTING COMMON SHARES

Subject to the rights of any class of shares that are expressed to rank prior to them, the Class "A" non-voting common shares (the "Class "A" Shares") will have the following rights, privileges, restrictions and conditions:

(a) Voting.  Except as required under the Act, the holders of the Class "A" Shares will not be entitled to receive notice of nor to attend meetings of the Company's shareholders and will have no voting rights. The holders of the Class "A" Shares shall, however, be entitled to notice of meetings of the shareholders called for the purpose of authorizing the dissolution of the Company or the sale of its undertaking or a substantial part thereof.

(b) Dividends.  The holders of Class "A" Shares shall be entitled to receive such dividends payable in cash or property of the Company as may be declared thereon by the directors from time to time. The directors may declare no dividend payable in cash or property on the Class "A" Shares unless the directors simultaneously declare a dividend payable in cash or property on the Common Shares, in an amount per Common Share equal to the amount of the dividend declared per Class "A" Shares.

(c) Liquidation.  In the event of the liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, or in the event of any other distribution of assets of the Company to its shareholders for the purposes of winding up its affairs, the holders of the Class "A" Share shall be entitled to participate pari passu with the holders of Common Shares, with the amount of such distribution per Class "A" Share equal to the amount of such distribution per Common Share.

(d) Subdivision or Consolidation. The Class "A" Shares shall not be consolidated or subdivided unless the Common Shares  are simultaneously consolidated or subdivided utilizing the same divisor or multiplier.

(e) Transfer. No Class "A" Share may be sold, transferred, assigned, pledged or otherwise disposed of, other than: (i) in connection with the conversion of Class "A" Shares into Common Shares; (ii) to an immediate family member of the holder; or (iii) a transfer for purposes of estate or tax planning to a company or person that is wholly beneficially owned by the holder or immediate family members of the holder or which the holder or immediate family members of the holder are the sole beneficiaries thereof.

(f) Voluntary Conversion. Subject to the Beneficial Ownership Limitation (as defined below) set forth in herein, holders of Class "A" Shares shall have the following rights of conversion (the "Share Conversion Right"):

(i) Right to Convert. Subject to the Beneficial Ownership Limitation, each Class "A" Share shall be convertible at the option of the holder into such number of Common Shares as is determined by multiplying the number of Class "A" Shares in respect of which the Share Conversion Right is exercised by one.

(ii) Beneficial Ownership Limitation. A holder of the Class "A" Shares shall not have the right to convert any Class "A" Share, to the extent that, after giving effect to such conversion, the holder (together with such holder's affiliates, and any other persons acting as a group together with the holder or any of the holder's affiliates (such persons, "Attribution Parties")), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of Common Shares beneficially owned by the holder of the Class "A" Shares and his, her or its affiliates and Attribution Parties shall include the number of Common Shares issuable upon conversion of a Class "A" Share with respect to which such determination is being made, but shall exclude the number of Common Shares that would be issuable upon (i) conversion of the remaining, non-converted portion of a Class "A" Shares beneficially owned by the holder or any of his, her or its affiliates or Attribution Parties, and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company, subject to a limitation on conversion or exercise analogous to the limitation contained herein, beneficially owned by the holder or any of his, her or its affiliates or Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 2(f)(ii), beneficial ownership shall be calculated in accordance with each of National Instrument 55-104 - Insider Reporting Requirements and Exemptions and 62-104 - Take-Over Bids and Issuer Bids, it being acknowledged by the holder of the Class "A" Shares that the Company is not representing to the holder that any such calculation is in compliance with such instruments. To the extent that the limitation contained in this Section 2(f)(ii) applies, the determination of whether a Class "A" Share of a holder is convertible (in relation to other securities owned by the holder together with any affiliates and Attribution Parties) and of which number of Class "A" Shares is convertible shall be in the sole discretion and at the sole responsibility of the holder, and the submission of a Conversion Notice (as defined below) shall be deemed to be the holder's determination of whether a Class "A" Share is convertible (in relation to other securities owned by the holder together with any affiliates and Attribution Parties) and of which number of Class "A" Shares is convertible, in each case subject to the Beneficial Ownership Limitation, and the Company shall not have any obligation to verify or confirm the accuracy of such determination. For purposes of this Section 2(f)(ii), in determining the number of outstanding Common Shares, a holder of Class "A" Shares may rely on the number of outstanding Common Shares as reflected in (A) the Company's most recent interim report or annual financial statements filed on SEDAR, as the case may be, (B) a more recent public announcement by the Company, or (C) a more recent written notice by the Company or the Company's transfer agent setting forth the number of Common Shares outstanding. Upon the written request of a holder of Class "A" Shares, the Company shall, within two business days, confirm orally and in writing to the holder the number of Common Shares then outstanding. In any case, the number of outstanding Common Shares shall be determined after giving effect to the conversion or exercise of securities of the Company, including the Class "A" Shares being converted, by the Class "A" holder or his, her or its affiliates or Attribution Parties since the date as of which such number of outstanding Common Shares was reported. The "Beneficial Ownership Limitation" shall be 9.99% of the number of Common Shares outstanding immediately after giving effect to the issuance of Common Shares issuable upon conversion of the Class "A" Shares in question.

(iii) Mechanics of Conversion. Before any holder of Class "A" Shares shall be entitled to voluntarily convert Class "A" Shares into Common Shares in accordance with the terms hereof, the holder shall surrender the certificate or certificates representing the Class "A" Shares to be converted at the head office of the Company, or the office of any transfer agent for the Class "A" Shares, and shall give written notice to the Company at its head office of his or her election to convert such Class "A" Shares and shall state therein the name or names in which the certificate or certificates representing the Common Shares are to be issued (a "Conversion Notice"). The Company shall (or shall cause its transfer agent to) as soon as practicable thereafter, issue to such holder or his or her nominee, a certificate or certificates or direct registration statement representing the number of Common Shares to which such holder is entitled upon conversion. Such conversion shall be deemed to have taken place immediately prior to the close of business on the day on which the certificate or certificates representing the Class "A" Shares to be converted is surrendered and the Conversion Notice is delivered, and the person or persons entitled to receive the Common Shares issuable upon such conversion shall be treated for all purposes as the holder or holders of record of such Common Shares as of such date.

(g) Mandatory Conversion. Notwithstanding anything to the contrary contained herein, upon the occurrence of a Change of Control Event, each issued and outstanding Class "A" Share shall be automatically converted into such number of Common Shares as is determined by multiplying the number of Class "A" Shares by one.

For the purposes of the Class "A" Share rights:

(a) "Change of Control Event" means:

(i) a Take Over Bid is made in respect of the shares in the Company and both of the following have occurred:

A. the holders of at least 50% of the shares in respect of which the Take over bid is made that are not subject to escrow have accepted the offer made under the Take over bid; and

B. the Take Over Bid becomes unconditional;

(ii) an Arrangement is proposed in respect of the Company and both of the following have occurred:

A. the Arrangement has become unconditional; and

B. the Arrangement has been approved by the court for implementation.

(iii) the acquisition of voting securities of the Company or any reorganization, amalgamation, merger, consolidation or share exchange in a single transaction (or series of related transactions) as a result of which the holders of the voting securities of the Company prior to the transaction (or series of related transactions) hold, immediately after such transaction (or series of related transactions), directly or indirectly, securities to which are attached 50% or less of the voting power with respect to the Company; or

(iv) a single transaction (or series of related transactions) resulting in the acquisition of the Company by another entity that results in the sale of all or substantially all of the assets of the Company.

(b) "Arrangement" means an arrangement under the Business Corporations Act (British Columbia) pursuant to which a person and its associates will acquire 50% or more of the issued and outstanding capital of the Company.

(c) "Take Over Bid" has the meaning ascribed thereto in the Securities Act (British Columbia).